UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

October 16, 2020
Date of Report (Date of earliest event reported)

Commission file number 1-38681 Commission file number 1-15973

NORTHWEST NATURAL HOLDING COMPANY		NORTHWEST NATURAL GAS COMPANY
(Exact name of registrant as specified in its charter)		(Exact name of registrant as specified in its charter)
Oregon	82-4710680	Oregon	93-0256722
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)	(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

250 SW Taylor Street				250 SW Taylor Street
Portland	,	Oregon	97204	Portland	,	Oregon	97204
(Address of principal executive offices)			(Zip Code)	(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number:	(503)	226-4211	Registrant’s telephone number:	(503)	226-4211

Securities registered pursuant to Section 12(b) of the Act:
Registrant	Title of each class	Trading Symbol	Name of each exchange on which registered
Northwest Natural Holding Company	Common Stock	NWN	New York Stock Exchange
Northwest Natural Gas Company	None
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Northwest Natural Holding Company	Emerging growth company	☐
Northwest Natural Gas Company	Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 7.01	Regulation FD Disclosure.
Effective November 1, 2020, Northwest Natural Gas Company (NW Natural) will implement new customer rates in Oregon that include the combined effects of a general rate case and the annual purchased gas adjustment, both recently approved by the Public Utility Commission of Oregon. The impacts of both adjustments together will result in an increase of about $2 more per month or approximately 4% for the average residential customer, and approximately $10 more per month or approximately 5% for the average small commercial customer. Average monthly bill calculations are approximations based on residential usage of 53 therms per month and small commercial usage of 242 therms per month. With these rates, NW Natural customers are paying about 37% less today for their bills than they did 15 years ago, due to lower commodity costs coupled with efficient operations and energy efficiency measures.
The information contained in this Item 7.01 shall not be incorporated by reference into any filing of NW Holdings and NW Natural, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 8.01	Other Events.
As previously disclosed, on December 30, 2019, NW Natural, a wholly owned subsidiary of Northwest Natural Holding Company (NW Holdings), filed a request for a general rate case with the Public Utility Commission of Oregon (OPUC). On March 12, 2020, NW Natural, the OPUC staff, the Oregon Citizens’ Utility Board (CUB), and the Alliance of Western Energy Consumers (AWEC), which comprise all of the parties to the rate case (Rate Case Parties), filed a settlement with the OPUC addressing cost of capital issues in the case (First Settlement). Also as previously disclosed, on July 31, 2020, NW Natural and the Rate Case Parties filed a joint stipulation with the OPUC addressing all remaining issues in the general rate case and incorporating the cost of capital components that were memorialized in the First Settlement (Comprehensive Settlement). On October 16, 2020, the OPUC issued an order approving the Comprehensive Settlement and concluding NW Natural’s general rate case (Order).

The Order provides for a total revenue requirement increase of approximately $45 million over revenues from existing rates. The revenue requirement is based on the following assumptions:

•	Capital structure of 50% common equity and 50% long-term debt;

•	Return on equity of 9.4%;

•	Cost of capital of 6.965%; and

•	Average rate base of $1.44 billion or an increase of $242.1 million since the last rate case.

Under the terms of the Order, NW Natural is authorized to begin to recover NW Natural’s forecasted tax expense associated with the Oregon Corporate Activity Tax (CAT) as a component of base rates. Beginning on the November 1, 2020 rate effective date, NW Natural expects to recover an additional $3.15 million in revenue requirement for the CAT. Under the terms of the Order, NW Natural is directed to adjust the amount recovered for the CAT in each annual purchased gas adjustment (PGA) to reflect changes in gross revenue and cost of goods sold that occur as a result of the PGA.

In March 2019, the OPUC issued an order concluding NW Natural’s last Oregon general rate case and addressing the terms by which excess deferred income taxes (EDIT) associated with the Tax Cuts and Jobs Act (TCJA) would be provided to customers directly or applied for the benefit of customers. The Order directs NW Natural to include a true-up credit to customers of approximately $1.0 million as a temporary rate adjustment to be amortized over the 2020-21 PGA year.

In addition, the Order approves of extending NW Natural’s decoupling calculation for the months of November and May to the month of April. The decoupling mechanism is intended to encourage customers to conserve energy without adversely affecting earnings due to reductions in sales volumes.

Forward-Looking Statements

This report, and other presentations made by NW Holdings or NW Natural from time to time, may contain forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as "anticipates," "assumes," "intends," "plans," "seeks," "believes," "estimates," "expects" and similar references to future periods. Examples of forward-looking statements include, but are not limited to, statements regarding the following: plans, objectives, assumptions, expectations, estimates, timing, goals, strategies, expenses, future events, investments, targeted capital structure, cost of capital, return on equity, average rate base, financial results, financial position, revenue requirement, customer rates and the timing of any rate changes, impact of decoupling mechanisms, treatment of historical tax reform amounts, tax liabilities or benefits, including effects of tax reform, revenues and earnings, performance, timing, outcome, or effects of rate cases or other regulatory proceedings or mechanisms or approvals, regulatory prudence reviews, anticipated regulatory actions or filings, and other statements that are other than statements of historical facts.

Forward-looking statements are based on current expectations and assumptions regarding its business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual results may differ materially from those contemplated by the forward-looking statements. You are therefore cautioned against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future operational, economic or financial performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements are discussed by reference to the factors described in Part I, Item 1A "Risk Factors", and Part II, Item 7 and Item 7A "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Quantitative and Qualitative Disclosure about Market Risk" in the most recent Annual Report on Form 10-K and in Part I, Items 2 and 3 "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Quantitative and Qualitative Disclosures About Market Risk", and Part II, Item 1A, "Risk Factors", in the quarterly reports filed thereafter.

All forward-looking statements made in this report and all subsequent forward-looking statements, whether written or oral and whether made by or on behalf of NW Holdings or NW Natural, are expressly qualified by these cautionary statements. Any forward-looking statement speaks only as of the date on which such statement is made, and NW Holdings and NW Natural undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. New factors emerge from time to time and it is not possible to predict all such factors, nor can it assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company and its subsidiaries.

NORTHWEST NATURAL HOLDING COMPANY
(Registrant)

Dated:	October 19, 2020	/s/ Shawn M. Filippi
Vice President, Chief Compliance Officer and Corporate Secretary

NORTHWEST NATURAL GAS COMPANY
(Registrant)

Dated:	October 19, 2020	/s/ Shawn M. Filippi
Vice President, Chief Compliance Officer and Corporate Secretary